EXHIBIT 99.1
Grant Park Fund Weekly Commentary
For the Week Ended May 22, 2015

Current Month				Rolling Performance*				Rolling Risk Metrics* (June 2010 – May 2015)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.7%	-0.7%	-1.9%	10.7%	-3.4%	-1.9%	1.5%	-1.9%	9.7%	-28.6%	-0.1	-0.3
B**	0.7%	-0.7%	-2.1%	10.1%	-3.9%	-2.5%	0.8%	-2.5%	9.7%	-29.9%	-0.2	-0.3
Legacy 1***	0.8%	-0.5%	-1.0%	12.6%	-1.3%	0.1%	N/A	0.1%	9.5%	-23.7%	0.1	0.0
Legacy 2***	0.8%	-0.5%	-1.1%	12.5%	-1.5%	-0.1%	N/A	-0.1%	9.5%	-24.4%	0.0	0.0
Global 1***	0.8%	-0.5%	-0.9%	13.3%	-0.8%	-0.2%	N/A	-0.2%	9.2%	-21.9%	0.0	0.0
Global 2***	0.8%	-0.6%	-1.0%	13.1%	-1.0%	-0.4%	N/A	-0.4%	9.2%	-22.4%	0.0	-0.1
Global 3***	0.8%	-0.7%	-1.6%	11.5%	-2.6%	-2.1%	N/A	-2.1%	9.2%	-26.2%	-0.2	-0.3

S&P 500 Total Return Index****	0.2%	2.1%	4.1%	12.8%	20.0%	16.7%	8.2%	16.7%	12.3%	-16.3%	1.3	2.4
Barclays Capital U.S. Long Gov Index****	-1.3%	-4.0%	-3.3%	7.4%	1.2%	7.5%	6.4%	7.5%	12.0%	-15.5%	0.7	1.1
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector			Market		Sector			Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	28%					28%
Energy	7%	Long	Heating Oil	1.9%	Long	7%	Long	Heating Oil	2.0%	Long
			Gasoline Blendstock	1.4%	Long			Gasoline Blendstock	1.4%	Long
Grains/Foods	13%	Short	Corn	2.5%	Short	13%	Short	Corn	2.5%	Short
			Live Cattle	1.5%	Long			Live Cattle	1.5%	Long
Metals	8%	Long	Copper	3.0%	Long	8%	Long	Copper	2.9%	Long
			Zinc LME	1.2%	Long			Zinc LME	1.3%	Long
FINANCIALS	72%					72%
Currencies	17%	Long $	Japanese Yen	3.2%	Short	17%	Long $	Japanese Yen	3.2%	Short
			Euro	2.6%	Short			Euro	2.7%	Short
Equities	39%	Long	S&P 500	5.8%	Long	39%	Long	S&P 500	5.7%	Long
			DJ Eurostoxx 50 Index	3.2%	Long			DJ Eurostoxx 50 Index	3.3%	Long
Fixed Income	16%	Long	Eurodollars	3.1%	Long	16%	Long	Eurodollars	3.0%	Long
			Bobl	2.1%	Short			Bobl	2.0%	Short

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas markets fell in excess of 4% as elevated inventories and temperate climates in the U.S. drove prices lower.  Selling by investors attempting to lock-in profits from recent uptrends in natural gas also weighed on prices.  Crude oil prices finished nearly flat after a strong rally prompted by supply concerns from the Middle East was offset by weakness caused by U.S. dollar strength.

Grains/Foods
Soybean markets fell 3%, driven lower by strong supply data from South America and by forecasts for a strong U.S. growing season.  Wheat markets finished higher after heavy rains in the Plains states spurred supply concerns.  Coffee prices fell to one-year lows on forecasts for strong global supplies.

Metals
Precious metals markets declined as U.S. dollar strength reduced demand for assets used to hedge the dollar.  Copper prices declined 4% because of concerns surrounding Chinese economic growth and on weaker international demand for copper caused by the dollar’s rally.

Currencies
The U.S. dollar strengthened after data showed an increase in the number of new U.S. homes constructed in April.  The dollar was also fostered by the release of strong consumer price data which supported speculation the Federal Reserve will raise interest rates in late-2015.  The euro declined as comments from the European Central Bank (ECB) suggested it may move up asset purchases to support its quantitative easing initiatives.

Equities
European equity markets rose sharply when the ECB announced increase in bond buying as a means to further bolster Eurozone growth.  In Japan, the Nikkei 225 rose to a 15-year high as weakness in the yen supported the nation’s export industries.   European and Asian markets also rose supported by hopes weak economic data in China will prompt officials to augment economic stimulus.

Fixed Income
U.S. Treasury markets moved pointedly lower as better-than-expected U.S. housing data supported views the Federal Reserve will raise interest rates prior to year end.   German Bund markets moved higher on to a combination of weak German business confidence data and concerns surrounding the financial situation in Greece.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.